Vanguard PRIMECAP Core Fund
Summary Prospectus

January 28, 2011

Investor Shares for Participants

Vanguard PRIMECAP Core Fund Investor Shares (VPCCX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
January 28, 2011, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide long-term capital appreciation.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (on shares held less than one year)	1%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.48%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.51%

Example

The following example is intended to help you compare the cost of investing in the
Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$52	$164	$285	$640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.

Primary Investment Strategies
The Fund invests in stocks that its advisor believes offer a good balance between reasonable valuations and attractive growth prospects relative to their peers. Stocks selected for the Fund typically have earnings growth potential that, in the advisor’s view, is not reflected in their current market prices. The Fund can invest in stocks across all industry sectors and market capitalizations.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Asset concentration risk, which is the chance that the Fund’s performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds. The Fund may concentrate a large portion of its assets in relatively few holdings within the universe of undervalued stocks. As a result, the volatility experienced by the Fund may be greater than the overall volatility of the stock market.

• Investment style risk, which is the chance that returns from small- and mid-
capitalization stocks (to the extent that the Fund’s assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/
performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard PRIMECAP Core Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.41% (quarter ended September 30, 2009), and the lowest return for a quarter was –20.85% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2010

			Since
			Inception
			(Dec. 9,
	1 Year	5 Years	2004)
Vanguard PRIMECAP Core Fund Investor Shares	14.88%	5.37%	6.83%
MSCI US Prime Market 750 Index
(reflects no deduction for fees or expenses)	15.92%	2.79%	3.70%

Investment Advisor
PRIMECAP Management Company

Portfolio Managers

Joel P. Fried, President of PRIMECAP. He has co-managed the Fund since its inception in 2004.

Howard B. Schow, Chairman Emeritus of PRIMECAP. He has co-managed the Fund since its inception in 2004.

Theo A. Kolokotrones, Vice Chairman of PRIMECAP. He has co-managed the Fund since its inception in 2004.

Mitchell J. Milias, Chairman of PRIMECAP. He has co-managed the Fund since its inception in 2004.

Alfred W. Mordecai, Executive Vice President of PRIMECAP. He has co-managed the
Fund since its inception in 2004.

M. Mohsin Ansari, Senior Vice President of PRIMECAP. He has co-managed the Fund since 2007.

Tax Information
The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan
Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of
Fund shares.

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Vanguard PRIMECAP Core Fund Investor Shares—Fund Number 1220

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
                                                                                                                            SPI 1220 012011